EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Royce Biomedical, Inc. (the "Company") on Form 10-QSB for the quarterly period ended December 31,2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph C. Sienkiewicz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 17, 2005                         /s/ Joseph C. Sienkiewicz
                                                    -------------------------
                                                    Joseph C. Sienkiewicz
                                                    Chief Financial Officer


[A signed original of this written statement required by Section 906 has been provided to Royce Biomedical, Inc. and will be retained by Royce Biomedical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]